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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)           January 20, 2000


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MARYLAND                      1-13232                 84-1259577
----------------------------         -------------        ---------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation or              File Number)          Identification No.)
       organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
  -----------------------------------------------------------------------------
    (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code           (303) 757-8101


                                 NOT APPLICABLE

          ------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS.

         The press release of Apartment Investment and Management Company, dated January 20, 2000, attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  The following exhibits are filed with this report:

                  Exhibit Number           Description

                  99.1 Press Release of Apartment Investment and Management Company, dated
                                           January 20, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 28, 2000

                                         APARTMENT INVESTMENT
                                         AND MANAGEMENT COMPANY

                                         By: /s/ Paul J. McAuliffe
                                             -----------------------------------
                                             Paul J. McAuliffe
                                             Executive Vice President--Capital
                                             Markets and Chief Financial Officer


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                                 EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION
-----------         -----------

   99.1             Press Release of Apartment Investment and Management
                    Company, dated January 20, 2000.


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